UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

Paramount Gold Nevada Corp.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-36908	98-0138393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

665 Anderson Street
Winnemucca, Nevada	89445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 775 625-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	PZG	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2024, Paramount Gold Nevada Corp. (the “Company”) entered into Amendment No.1 to Employment Agreement with Rachel Goldman, its Chief Executive Officer, providing for (i) an increase in annual base salary to $240,000 and (ii) to modify the compensation payable upon a Change of Control (as defined therein) and subsequent termination, from a minimum of twelve months up to a maximum of twenty-four months of salary, to a fixed amount of twenty-four months of salary, to conform with the terms of the employment agreements with the other senior executives of the Company.

On May 21, 2024, the Company entered into Amendment No.2 to Employment Agreement with Glen Van Treek, its President and Chief Operating Officer, providing for an increase in annual base salary to $225,000.

On May 21, 2024, the Company entered into Amendment No. 2 to Employment Agreement with Carlo Buffone, its Chief Financial Officer, providing for an increase in annual base salary to $210,000.

The foregoing description of the material terms of the foregoing amended employment agreements does not purport to be complete and is qualified in its entirety by reference to the relevant exhibits. A copy of the amended employment agreements for Ms. Goldman, Mr. Van Treek and Mr. Buffone are attached as Exhibits 10.1, 10.2 and 10.3 respectively.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Amendment No. 1 to Employment Agreement with Rachel Goldman dated May 21, 2024

10.2	Amendment No. 2 to Employment Agreement with Glen Van Treek dated May 21, 2024

10.3	Amendment No. 2 to Employment Agreement with Carlo Buffone dated May 21, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GOLD NEVADA CORP.

Date: May 24, 2024	By:	/s/ Carlo Buffone
Carlo Buffone Chief Financial Officer